Securities and Exchange Commission
450 Fifth Street N.W.
Washington, DC  20549

Re:  Wasatch Advisors Funds, Inc.
     (33-10451;  811-4920)
     Filing Under Rule 497(e) of the Securities Act of 1933

Gentlemen:

On behalf of the above-referenced registered investment company, transmitted herewith for filing pursuant to Rule 497(e) under the Securities Act of 1933, as amended, is a Supplement to the Prospectus dated June 19, 1995. Questions regarding this filing may be directed to the undersigned at (414) 271-5885.

Very truly yours,

/S/ RANDY PAVLICK
Vice President

cc:  Michael J. Radmer

Encl.




                                 WASATCH FUNDS
                                   SUPPLEMENT
                             dated January 26, 1996
                     to the Prospectus dated June 19, 1995

CHANGE IN TRANSFER AGENTS
Effective February 17, 1996, Sunstone Financial Group, Inc. ("Sunstone"), 207 East Buffalo Street, Milwaukee, Wisconsin 53202, will replace Firstar Trust Company ("FTC") as transfer agent for Wasatch Funds. Sunstone will provide all of the services described in the prospectus that are currently being provided by FTC. Although the Funds' toll-free number will remain 1-800-551-1700, the address for establishing new accounts or making additional investments, and the instructions for making purchases by wire, will change effective February 17, 1996 to the following:

REGULAR MAIL:                        OVERNIGHT OR EXPRESS MAIL
Wasatch Funds                        OR HAND DELIVERY:
P.O. Box 2172                        Wasatch Funds
Milwaukee, WI 53201-2172             207 East Buffalo Street, Suite 315
                                     Milwaukee, WI 53202-5712

WIRES:
Please call the Funds at 1-800-551-1700 prior to authorizing purchases by wire in order to obtain proper wire instructions.

CHANGE IN CUSTODIAN
Effective February 17, 1996, UMB Bank, n.a. ("UMB") will replace FTC as custodian of Wasatch Funds. UMB will perform all of the services currently provided by FTC.

REVISED EXCHANGE PRIVILEGE
Effective February 17, 1996, the Northern U.S. Government Money Market Fund will replace the Portico Money Market Fund as an exchange option. The option to exchange among Wasatch Funds will remain unchanged.

After February 17, 1996, investors will not be able to directly exchange their investments from the Portico Money Market Fund to Wasatch Funds. Rather, to exchange into Wasatch Funds, investors will have to redeem their Portico Money Market Fund investment and send the proceeds to Wasatch Funds.

Prior to authorizing an investment in the Northern U.S. Government Money Market Fund subsequent to February 17, 1996, you must obtain a copy of the Northern Money Market Funds' prospectus. Please call 1-800-551-1700 for a copy of the prospectus. Read it carefully before investing.

INCOME FUND TO PAY DIVIDENDS MONTHLY
Beginning April 1, 1996, the Income Fund will begin declaring dividends of its net investment income daily and will distribute the dividends monthly. A dividend will be declared during the last week of March which will include prior months' undistributed income. The Income Fund currently declares and pays dividends annually.

QUESTIONS
Questions regarding any of these changes may be directed to the Funds by calling 1-800-551-1700.